MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of June 30, 2017

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION


12.08%
42.62%
45.30%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	20.3%
Financials	19.2%
Consumer Discretionary	12.3%
Consumer Staples	12.3%
Heathcare	10.4%
Energy	6.6%
Telecommunications	2.7%
Industrials	2.2%
Utilities	1.9%
Materials	0.0%
Net Cash[1]	12.1%

TOP 10 HOLDINGS

MasterCard, Inc.	6.05%
Apple Inc.	5.22%
Citigroup, Inc.	4.54%
BNP Paribas SA	4.12%
Bank of America Corp.	3.30%
Diageo PLC	3.26%
Baidu, Inc.	3.24%
American International Group, Inc.	3.12%
Alphabet, Inc. Class A	2.95%
Alphabet, Inc. Class C	2.89%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	38
2016 Portfolio Turnover	31.49%
Net Assets (millions)	$22.07
Total Expense Ratio	1.53%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]


Mundoval Fund
MSCI World Index
1.14%
4.03%
21.23%
18.20%
1.71%
5.23%
9.73%
11.38%
3.48%
3.96%
6.31%
7.02%
QTD Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]


$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$21,906
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $21,905.91 on 6/30/17. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

2Q17 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 1.14% in the second quarter versus 4.03% for the MSCI World Index during the same period. Since inception date on September 2, 2004, the average annualized net rate of return for the Mundoval Fund has been 6.31% versus 7.02% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Healthcare Sector (Novo Nordisk), Financial Sector (Citigroup and BNP Paribas) and Consumer Discretionary Sector (LVMH Moet Hennessy Louis Vitton & Nestle). Negative Factors that impacted performance during the quarter included the Telecommunications Sector (Mobile Telesystems), Consumer Discretionary Sector (Viacom) and Utility Sector (Companhia Paranese de Energia).

During the quarter shares of TJX Companies and Michelin Compagnie ADR were purchased in the fund. The geographic diversification of the fund as of June 30, 2017 consisted of 42.62% Domestic stocks, 45.30% International stocks and 12.08% cash equivalents. The fund owned shares of common stock in 37 companies as of June 30, 2017.

Manager Commentary:

Twenty six of the world's top 30 stock market indexes have risen this year, a first-half performance unmatched since 2009. The MSCI EAFE Index, which includes stocks located in Europe, Austral-Asia and the Far East, has returned more than 13% year to date and European share price performance is the primary reason. In the U.S., the tech heavy NASDAQ Composite surged 14%, its best first half since 2009. The Dow Jones Industrial Average and S&P 500 Index each rose approximately 8% for the first half. Much of the mid year performance is attributable to improved corporate earnings and global economies, as well as, continued support from central banks.

A promising development for Mundoval Fund shareholders occurred during the last week of June, when the Federal Reserve announced the results of its annual stress tests for the country's largest lenders by giving the approval to substantially boost dividends and share buybacks. Citigroup doubled its quarterly dividend to 32 cents and stated that it would buy back $15.6 billion of its stock over the next four quarters, which represents a reduction in shares outstanding of approximately 8%. Bank of America boosted its quarterly dividend 60% to 12 cents a share and announced plans to buy back $12.9 billion worth of its shares over the next four quarters. The current dividend yield for the historical cost basis of $6.48 for shares of Bank of America owned in the Mundoval Fund is approximately 7.4%, which compares most favorably to the 10 year US Treasury yield of 2.3%.

Thank you for your business & continued support.

Arthur Q. Johnson, Portfolio Manager

Average Annualized Total Returns as of June 30, 2017

	2Q 2017 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	1.14%	21.23%	1.71%	9.73%	9.41%	3.48%	6.31%
MSCI World Index	4.03%	18.20%	5.23%	11.38%	11.37%	3.96%	7.02%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.53%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.